Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Kinder Morgan Management, LLC and Director of Kinder Morgan G.P., Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any or all pre- and post-effective amendments to the Registration Statement (including any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of November, 2014.

/s/ Ted A. Gardner
Ted A. Gardner

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Kinder Morgan Management, LLC and Director of Kinder Morgan G.P., Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any or all pre- and post-effective amendments to the Registration Statement (including any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of November, 2014.

/s/ Gary Hultquist
Gary Hultquist

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as (i) Director of Kinder Morgan Management, LLC, (ii) Director of Kinder Morgan G.P., Inc., (iii) Director of El Paso Pipeline GP Company, L.L.C., (iv) Director of Kinder Morgan Bulk Terminals, Inc., (v) Member of the Management Committee of Southern Natural Gas Company, L.L.C., (vi) Director of Tennessee Gas Pipeline Company, L.L.C., (vii) Director of Kinder Morgan, Inc., (viii) Member of the Management Committee of Colorado Interstate Gas Company, L.L.C. and (ix) Director of Colorado Interstate Issuing Corporation, constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any or all pre- and post-effective amendments to the Registration Statement (including any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of November, 2014.

/s/ Steven J. Kean
Steven J. Kean

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Kinder Morgan Management, LLC and Director of Kinder Morgan G.P., Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any or all pre- and post-effective amendments to the Registration Statement (including any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of November, 2014.

/s/ Perry M. Waughtal
Perry M. Waughtal

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of El Paso Pipeline GP Company, L.L.C., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any or all pre- and post-effective amendments to the Registration Statement (including any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of November, 2014.

/s/ Thomas A. Martin
Thomas A. Martin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of El Paso Pipeline GP Company, L.L.C., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any or all pre- and post-effective amendments to the Registration Statement (including any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of November, 2014.

/s/ Ronald L. Kuehn, Jr.
Ronald L. Kuehn, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of El Paso Pipeline GP Company, L.L.C., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any or all pre- and post-effective amendments to the Registration Statement (including any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of November, 2014.

/s/ Arthur C. Reichstetter
Arthur C. Reichstetter

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of El Paso Pipeline GP Company, L.L.C., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any or all pre- and post-effective amendments to the Registration Statement (including any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of November, 2014.

/s/ William A. Smith
William A. Smith

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Kinder Morgan, Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any or all pre- and post-effective amendments to the Registration Statement (including any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of November, 2014.

/s/ Anthony W. Hall, Jr.
Anthony W. Hall, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in her capacity as Director of Kinder Morgan, Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any or all pre- and post-effective amendments to the Registration Statement (including any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of November, 2014.

/s/ Deborah A. Macdonald
Deborah A. Macdonald

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Kinder Morgan, Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any or all pre- and post-effective amendments to the Registration Statement (including any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of November, 2014.

/s/ Michael J. Miller
Michael J. Miller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Kinder Morgan, Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any or all pre- and post-effective amendments to the Registration Statement (including any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of November, 2014.

/s/ Michael C. Morgan
Michael C. Morgan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Kinder Morgan, Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any or all pre- and post-effective amendments to the Registration Statement (including any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of November, 2014.

/s/ Fayez Sarofim
Fayez Sarofim

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Kinder Morgan, Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any or all pre- and post-effective amendments to the Registration Statement (including any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of November, 2014.

/s/ C. Park Shaper
C. Park Shaper

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Kinder Morgan, Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any or all pre- and post-effective amendments to the Registration Statement (including any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of November, 2014.

/s/ Joel V. Staff
Joel V. Staff

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Kinder Morgan, Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any or all pre- and post-effective amendments to the Registration Statement (including any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of November, 2014.

/s/ John M. Stokes
John M. Stokes

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Kinder Morgan, Inc., constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any or all pre- and post-effective amendments to the Registration Statement (including any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of November, 2014.

/s/ Robert F. Vagt
Robert F. Vagt

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as Director of Trans Mountain Pipeline (Puget Sound) LLC, constitutes and appoints Kimberly A. Dang and David R. DeVeau, and each of them, any one of whom may act without joinder of the others, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign the registration statement on Form S-3 of Kinder Morgan, Inc. and the subsidiary guarantors thereto (the “Registration Statement”) and any or all pre- and post-effective amendments to the Registration Statement (including any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any or all of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 21st day of November, 2014.

/s/ Hugh Harden
Hugh Harden